Exhibit 99.1

New Surrozen to Trade on Nasdaq as “SRZN”

PRINCETON, N.J. – July 30, 2021 – Consonance-HFW Acquisition Corp. (NYSE American LLC: CHFW) (“CHFW”) today announced that, upon the Domestication and the consummation of its pending business combination (the “Business Combination”) with Surrozen, Inc. (“Surrozen”), New Surrozen Common Stock and New Surrozen Warrants (each as defined below) will be listed on The Nasdaq Global Select Market (“Nasdaq”).

Prior to the consummation of the Business Combination, CHFW will domesticate as a Delaware corporation and will change its name to “Surrozen, Inc.” (the “Domestication”). References to “New Surrozen” in this release refer to CHFW following the name change. In connection with the Domestication, (1) each of the then issued and outstanding CHFW Class A ordinary shares, par value $0.0001 per share (“CHFW Class A Ordinary Shares”), and each issued and outstanding CHFW Class B ordinary share, par value $0.0001 per share, will convert automatically, on a one-for-one basis, into a share of common stock, par value $0.0001 per share, of New Surrozen (“New Surrozen Common Stock”); (2) each of the then issued and outstanding whole warrants to purchase Class A ordinary shares of CHFW will automatically represent the right to purchase one share of New Surrozen Common Stock (“New Surrozen Warrants”) at an exercise price of $11.50 per share on the terms and conditions set forth in the warrant agreement, dated November 18, 2020, between CHFW and Continental Stock Transfer & Trust Company, as warrant agent (the “CHFW Warrant Agreement”); and (3) each of the then issued and outstanding units of CHFW that has not been previously separated into the underlying CHFW Class A Ordinary Shares and the underlying warrants of CHFW prior to the Domestication will be canceled and will entitle the holder thereof to one share of New Surrozen Common Stock and one-third of one warrant representing the right to purchase one share of New Surrozen Common Stock at an exercise price of $11.50 per share on the terms and subject to the conditions set forth in the CHFW Warrant Agreement.

Trading is expected to begin on Nasdaq on August 12, 2021, under the new ticker symbol “SRZN” for the New Surrozen Common Stock and “SRZNW” for the New Surrozen Warrants, following the consummation of the Business Combination, which is currently expected to occur on August 11, 2021, subject to final shareholder approval at CHFW’s extraordinary general meeting on August 10, 2021, and satisfaction of other customary closing conditions. Until the Domestication and transfer to Nasdaq is complete, the CHFW Class A Ordinary Shares, warrants, and units will continue to trade under the ticker symbols “CHFW,”“CHFW.W,” and “CHFW.U,” respectively, on the NYSE American LLC (“NYSE American”). The last day of trading on the NYSE American is expected to be on August 11, 2021.

No action is required by existing CHFW shareholders with respect to the ticker symbol or exchange listing change.

About Consonance-HFW Acquisition Corp.

Consonance-HFW Acquisition Corp. is a recently incorporated blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. It is led by Chairman Mitchell Blutt, M.D., Chief Executive Officer Gad Soffer, Chief Financial Officer Kevin Livingston and VP Business Development Joshua House.

About Surrozen

Surrozen is a biotechnology company discovering and developing drug candidates to selectively modulate the Wnt pathway. Surrozen is developing tissue-specific antibodies designed to engage the body’s existing biological repair mechanisms with potential application across multiple disease areas, including diseases of the intestine, liver, retina, cornea, lung, kidney, cochlea, skin, pancreas and central nervous system. For more information, please visit www.surrozen.com.

Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements regarding the proposed business combination, including the timing and structure of the transaction, the proceeds of the transaction, the board of directors of New Surrozen, the initial market capitalization of New Surrozen and the benefits of the transaction, as well as statements about the expectations for and beliefs about Surrozen’s clinical development programs and pipeline. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, the parties’ ability to complete the business combination in a timely manner or at all, including to obtain the requisite approvals from the CHFW or Surrozen shareholders, or the parties’ ability or willingness to satisfy or waive other closing conditions contained in the business combination agreement; the occurrence of any event that could give rise to the termination of the business combination agreement, including if the PIPE is delayed or unable to be consummated; the ability to recognize the anticipated benefits of the business combination and other risks and uncertainties, including those to be included under the header “Risk Factors” in the registration statement on Form S-4 filed with the SEC by CHFW, and those risks and uncertainties included under the header “Risk Factors” in the final prospectus of CHFW related to its initial public offering and in its Annual Report. The forward-looking statements in this press release represent our views as of the date of this press release. IF UNDERLYING ASSUMPTIONS PROVE INACCURATE OR UNKNOWN RISKS OR UNCERTAINTIES MATERIALIZE, ACTUAL RESULTS AND THE TIMING OF EVENTS MAY DIFFER MATERIALLY FROM THE RESULTS AND/OR TIMING DISCUSSED IN THE FORWARD-LOOKING STATEMENTS, AND YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE STATEMENTS. CHFW AND SURROZEN DISCLAIM ANY INTENT OR OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS AS A RESULT OF DEVELOPMENTS OCCURRING AFTER THE DATE OF THIS REPORT OR OTHERWISE. Furthermore, if any forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all.

Additional Information

In connection with the Business Combination, CHFW filed registration statement on Form S-4 (333-256146) (as amended the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). On July 15, 2021, the Registration Statement was declared effective by the SEC. On July 15, 2021, CHFW filed a definitive proxy statement relating to CHFW’s special meeting of stockholders in lieu of the 2021 annual meeting to be held on August 10, 2021, to consider matters and transactions relating to the Business Combination and final prospectus with respect to the securities of CHFW to be issued in connection with the Business Combination to Surrozen stockholders. Investors and security holders of CHFW are advised to read the proxy statement/prospectus in connection with CHFW’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination. Investors and security holders of Surrozen are advised to read the proxy statement/prospectus in connection with the written consent of Surrozen stockholders. Shareholders are able to obtain copies of the proxy statement/prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Consonance-HFW Acquisition Corp., 1 Palmer Square, Suite 305, Princeton, NJ.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

CHFW, Surrozen and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of CHFW’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of CHFW’s directors and officers in CHFW’s filings with the SEC, including the Registration Statement filed with the SEC by CHFW, which includes the proxy statement of CHFW for the Business Combination, and such information and names of Surrozen’s directors and executive officers will also be in the Registration Statement filed with the SEC by CHFW, which includes the proxy statement of CHFW for the Business Combination. These documents can be obtained free of charge from the sources indicated above.

Consonance-HFW Acquisition Corp.

1 Palmer Square, Suite 305

Princeton, NJ 08540

Tel.: (609) 921-2333

Email: CHFW-info@consonancelifesciences.com

Surrozen

171 Oyster Point Blvd., Suite 400

South San Francisco, CA 94080

Tel.: (650) 475-2820

Email: info@surrozen.com

Media

Ian Stone, Managing Director

CanaleComm

Tel.: (619) 518-3518

Email: ian.stone@canalecomm.com